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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 13, 2019, in the Registration Statement (Form S-4 No. 333-234549) and the related proxy statement/prospectus/information statement of Proteon Therapeutics, Inc.

/s/ Ernst & Young LLP

Boston, Massachusetts

December 4, 2019

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm